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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                           Date of Report: May 6, 2004



                               F.N.B. CORPORATION
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                     001-31940                   25-1255406
-------------------------          -----------               -----------------
 (State of Incorporation)          (Commission                 (IRS Employer
                                   File Number)              Identification No.)





          One F.N.B. Boulevard, Hermitage, Pennsylvania        16148
         -----------------------------------------------       -------
            (Address of principal executive offices)          (Zip code)


                                 (724) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS

     On May 6, 2004, F.N.B. Corporation (the Corporation) announced it has signed a definitive merger agreement to acquire all of the outstanding shares of Slippery Rock Financial Corporation, a bank holding company headquartered in Slippery Rock, Pennsylvania. The Corporation will acquire Slippery Rock in a stock and cash transaction valued at $78.5 million.

     The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The acquisition, subject to regulatory approval, is expected to close during the fourth quarter of 2004.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               -----------            ----------------------

               99.1 Press release dated May 6, 2004 announcing the acquisition of Slippery Rock Financial Corporation, a bank holding company based in Slippery Rock, Pennsylvania.






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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            F.N.B. CORPORATION
                                            (Registrant)



                                            By:    /s/Brian F. Lilly
                                                   -----------------------------
                                            Name:  Brian F. Lilly
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)



Dated: May 6, 2004